UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 28, 2025

CUSHMAN & WAKEFIELD PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38611	98-1193584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

125 Old Broad Street

London, United Kingdom EC2N 1AR

(Address of principal executive offices) (Zip Code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.10 nominal value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 28, 2025, Cushman & Wakefield plc (“Cushman & Wakefield,” “we,” “our”) published an investor presentation on the redomiciliation transaction described in Item 8.01 below. The investor presentation is furnished hereto as Exhibit 99.1.

The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Cushman & Wakefield Proposes Change in Jurisdiction

On March 28, 2025, Cushman & Wakefield filed a preliminary proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). In the Proxy Statement, Cushman & Wakefield proposes to change the jurisdiction of incorporation of the parent holding company of the Cushman & Wakefield group from England and Wales to Bermuda (the “Redomiciliation”).

Principal Objectives

The principal objective of the Redomiciliation is to facilitate shareholder value creation by reducing the administrative burden and associated costs of dual regulation in the U.S. and the U.K. The Redomiciliation would also allow Cushman & Wakefield to align its corporate governance with the expectations of its largely U.S. shareholder base under the more adaptable and business-friendly corporate law of Bermuda, while allowing Cushman & Wakefield to maintain a stable corporate structure and capital flexibility.

The Redomiciliation Would Have Limited Impact

The Redomiciliation would change the jurisdiction of incorporation and governing documents of the parent company but we believe that it would have little to no effect on Cushman & Wakefield’s operations and subsidiaries:

•	The Redomiciliation is not tax-driven, and our subsidiaries’ tax residence will not change;
•	As a Bermuda company, Cushman & Wakefield will continue trading on the NYSE (under the same symbol “CWK”) and will continue to be governed by SEC and NYSE rules and regulations;
•	Our day-to-day operations and those of our operating companies are expected to be materially unaffected by the Redomiciliation;
•	The Redomiciliation is not expected to result in any material changes in Cushman & Wakefield’s offices, management team, board of directors or employee base, nor will it result in material changes to our operating companies’ client offerings or services;
•	There will be no material change in our U.S. GAAP financial statements and no changes in our financial documents, financings or credit agreements as a result of the Redomiciliation; and
•	We remain committed to our businesses in the U.K. and the rest of Europe as a leading provider of commercial real estate services.

Manner of Voting

The Redomiciliation will be effected pursuant to a scheme of arrangement (the “Scheme”) under English law and will be subject to approval by Cushman & Wakefield’s shareholders and the High Court of Justice of England and Wales (the “Court”). To obtain the shareholder approvals required to effect the Scheme, Cushman & Wakefield will be holding a Court-ordered meeting of Cushman & Wakefield shareholders, as well as a related general meeting of Cushman & Wakefield shareholders. In addition to these meetings, due to applicable SEC rules and regulations, we are also asking our shareholders at a separate meeting to vote on a non-binding, advisory basis, on certain governance changes that we are proposing as part of the Redomiciliation which are listed in the Proxy Statement.

The meetings are expected to be scheduled for later this year. If the Scheme is approved by the requisite vote of shareholders at these meetings, and subject to the satisfaction (or if not satisfied, to the extent permitted by applicable law, waiver) of certain other conditions described in the Proxy Statement, Cushman & Wakefield will make a subsequent application to the Court for it to approve the Scheme and currently expects to complete the Redomiciliation in the second half of 2025.

Detailed information on the Scheme, Cushman & Wakefield’s business rationale for pursuing the transaction and the voting requirements necessary to effect the Redomiciliation are included in the Proxy Statement. The date of the shareholder meetings will be established once a definitive proxy statement on Schedule 14A is filed with the SEC.

Forward-Looking Statements

This communication contains forward-looking statements. All statements contained in this communication other than statements of historical fact, including statements relating to the shareholder meetings in connection with the Redomiciliation, the Redomiciliation, trends in or expectations relating to the expected effects of our initiatives, strategies and plans, as well as trends in or expectations regarding our financial results and long-term growth model and drivers, and regarding our business strategy and plans and our objectives for future operations, are forward-looking statements. The words “can,” “believe,” “may,” “will,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “seek” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2024. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this communication may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results. We assume no obligation to update any of the forward-looking statements contained in this communication, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Redomiciliation. In connection with the Redomiciliation, on March 28, 2025, Cushman & Wakefield filed with the SEC a preliminary proxy statement and will file with the SEC and mail to its shareholders a definitive proxy statement and scheme circular (the “Definitive Proxy Statement”), as well as other relevant documents regarding the proposed Redomiciliation. CUSHMAN & WAKEFIELD SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT CUSHMAN & WAKEFIELD WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REDOMICILATION. Cushman & Wakefield shareholders and investors may obtain free copies of the Definitive Proxy Statement and other relevant materials (when they become available) and other documents filed by Cushman & Wakefield at the SEC’s website at www.sec.gov. Copies of the Definitive Proxy Statement (and other relevant materials when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Cushman & Wakefield’s Investor Relations team at ir@cushwake.com or +1(312) 338-7860.

Participants in Solicitation

Cushman & Wakefield and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed Redomiciliation. Information regarding Cushman & Wakefield’s directors and executive officers is available in its preliminary proxy statement filed with the SEC on March 28, 2025. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Definitive Proxy Statement and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Name

99.1	Investor presentation dated March 28, 2025

PROPOSED BERMUDA REDOMICILIATION MARCH 28, 2025

DISCLAIMERS

Forward-Looking Statements

This presentation contains forward-looking statements. All statements contained in this presentation other than statements of historical fact, including statements relating to the shareholder meetings in connection with the proposed redomiciliation of Cushman & Wakefield plc ("Cushman & Wakefield," "we," "our") from England and Wales to Bermuda (the "Redomiciliation"), the Redomiciliation, trends in or expectations relating to the expected effects of our initiatives, strategies and plans, as well as trends in or expectations regarding our financial results and long-term growth model and drivers, and regarding our business strategy and plans and our objectives for future operations, are forward-looking statements. The words "can," "believe," "may," "will," "continue," "anticipate," "intend," "plan," "expect," "seek" and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the Securities and Exchange Commission (the "SEC"), including the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2024. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results. We assume no obligation to update any of the forward-looking statements contained in this presentation, except as required by law.

Additional Information and Where to Find It

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This presentation may be deemed to be solicitation material in respect of the Redomiciliation. In connection with the Redomiciliation, on March 28, 2025, Cushman & Wakefield filed with the SEC a preliminary proxy statement and will file with the SEC and mail to its shareholders a definitive proxy statement and scheme circular (the "Definitive Proxy Statement"), as well as other relevant documents regarding the proposed Redomiciliation. CUSHMAN & WAKEFIELD SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT CUSHMAN & WAKEFIELD WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REDOMICILATION. Cushman & Wakefield shareholders and investors may obtain free copies of the Definitive Proxy Statement and other relevant materials (when they become available) and other documents filed by Cushman & Wakefield at the SEC's website at www.sec.gov. Copies of the Definitive Proxy Statement (and other relevant materials when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Cushman & Wakefield's Investor Relations team at ir@cushwake.com or +1 (312) 338-7860.

Participants in the Solicitation

Cushman & Wakefield and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed Redomiciliation. Information regarding Cushman & Wakefield's directors and executive officers is available in its preliminary proxy statement filed with the SEC on March 28, 2025. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Definitive Proxy Statement and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

Cushman & Wakefield 2

TRANSACTION OVERVIEW Cushman & Wakefield is seeking approval to redomicile its parent company from England & Wales to Bermuda. The redomiciling process will run separately from the company’s usual corporate governance process, including the shareholders’ annual meeting scheduled for May 15, 2025. What’s New &rsaquo; Jurisdiction of incorporation will be moved to Bermuda from England & Wales, to: 1. Reduce administrative burden and associated costs 2. Best serve our principally U.S. shareholder base with U.S.-style corporate governance available under the more adaptable and business-friendly corporate law of Bermuda 3. Maintain stable corporate structure and capital flexibility &rsaquo; Change to be implemented through aU.K. court-based process known as a “Scheme of Arrangement” What Stays The Same &rsaquo; No material change to daily operations, management team, Board composition, employee base, financial statements, financing arrangements, or credit agreements &rsaquo; CWK shares to remain listed on NYSE &rsaquo; CWK to retain commitment to U.K. and European customers, employees and businesses &rsaquo; Non-dilutive to shareholders; no change in number and class of share ownership &rsaquo; No change to the tax residence of Cushman & Wakefield’s operating companies Cushman & Wakefield 3

1 REDUCE ADMINISTRATIVE BURDEN AND ASSOCIATED COSTS Lower costs from reduced administrative, accounting, tax and legal complexity Flexibility around Annual General Meeting, including option for fully virtual or hybrid meeting “True and Fair” statutory accounts, of little use to investors, are no longer required Proxy Statement remains compliant with SEC and NYSE requirements, without additional sections required by English law Cushman & Wakefield 4

2 FLEXIBLE CORPORATE LAW OF BERMUDA Potential Corporate Action Share Buybacks Distributable Reserves Requirement Supermajority Requirements Preference Shares & Pre-emption Rights Impact of Redomiciling • Eliminates stamp tax (0.5% tax on the value of share repurchases) • No shareholder approval required • No longer required to effect share buyback program through specified counterparty banks, providing enhanced flexibility and cost savings • No distributable reserves requirement applicable to dividends, distributions or share buybacks • Standard is ensuring payment will not prevent Cushman & Wakefield from paying its liabilities when they become due, or the realizable value of assets is less than liabilities • Removes supermajority thresholds • Ability to issue preference shares without shareholder approval • In Bermuda, unlike in England, issuance of shares for cash is not subject to statutory pre-emption rights Cushman & Wakefield 5

3 MAINTAIN STABLE CORPORATE STRUCTURE AND CAPITAL FLEXIBILITY Principal Benefit Stable Corporate Legal Environment SEC Obligations and NYSE Listing Limited Impact on Operations Effects of Redomiciling • Bermuda has a stable corporate legal system, which serves as the jurisdiction of organization for a significant number of U.S. publicly listed companies, and provides corporate governance more familiar to our principally U.S. shareholder base • No change; CWK remains subject to SEC rules and regulations, NYSE listing requirements, and U.S. GAAP accounting • Not tax-driven; subsidiaries’ tax residence will not change • No material change to daily operations, management team, Board composition, employee base, financial statements, financing arrangements, or credit agreements Cushman & Wakefield 6

FULL LIST OF PROPOSALS AND RECOMMENDATIONS

To implement the Redomiciliation, we must hold a series of meetings and votes, which will be held successively. The date of these meetings is dependent on the SEC review process and receipt of regulatory approvals. In advance of these meetings, shareholders are encouraged to review our Proxy Statement, where we provide additional details. The Board's unanimous recommendations are to vote in favor of each proposal, as shown below.

Meeting	Matter for Approval	Board Recommendation
	Resolutions Which Must Be Approved for Redomiciliation To Become Effective	
Court Meeting	(i) Scheme: Redomiciliation	✓ VOTE "FOR"
General Meeting	(i) Approval of the Scheme	✓ VOTE "FOR"
	(ii) Cushman & Wakefield Reduction of Capital	✓ VOTE "FOR"
	(iii) Issuance of New Shares to New Cushman & Wakefield	✓ VOTE "FOR"
	(iv) Articles Amendment to Subject all Cushman & Wakefield Shares to the Scheme	✓ VOTE "FOR"
	(v) Adjournment (in the case of insufficient votes)	✓ VOTE "FOR"
	Non-Binding, Advisory Votes on Certain Governance Changes Implemented as Part of Redomiciliation	
Shareholders' Meeting	(i) Bye-law Provision: Board Declassification	✓ VOTE "FOR"
	(ii) Bye-law Provision: Removal of Directors Only for Cause	✓ VOTE "FOR"
	(iii) Bye-law Provision: Business Combinations	✓ VOTE "FOR"
	(iv) Bye-law Provision: Authorization of Preference Shares	✓ VOTE "FOR"
	(v) Adjournment (in case of insufficient votes)	✓ VOTE "FOR"

Cushman & Wakefield 7

APPENDIX: KEY LEGAL DIFFERENCES & EXPECTED BENEFITS

KEY LEGAL DIFFERENCES AND EXPECTED BENEFITS OF REDOMICILIATION

Issue	C&W (England)	New C&W (Bermuda)	Benefit
Cash Savings	• Incremental annual cash costs of maintaining incorporation in England, such as production of separate IFRS financial statements and accompanying annual reports that are of limited utility to our Shareholders	• Lower costs of maintaining Bermuda incorporation	• Estimated overall annual cash savings from reduced administrative, accounting and legal complexity
Share Buybacks	• Must be conducted through shareholder-approved contracts with shareholder-approved counterparties; approvals must be renewed every five years or more frequently • U.K. stamp duty imposed on C&W	• No similar restrictions • No stamp duty	• Greater flexibility and reduced costs of executing share buybacks
Dividends, Distributions and Share Buybacks	• Requirement to have sufficient “distributable reserves” calculated as aggregate earnings over time	• No restrictions other than solvency tests	• Greater flexibility in returning capital to shareholders, as is customary in the U.S.
Supermajority Requirements	• A variety of corporate transactions require the approval of 75% of the votes cast	• Generally, not applicable except in schemes of arrangement; reduced reliance on schemes of arrangement	• Greater flexibility to change organizational documents and pursue value-enhancing transactions that receive the required shareholder approval under the New C&W Bye-laws

Cushman & Wakefield 9

KEY LEGAL DIFFERENCES AND EXPECTED BENEFITS (CONT’D.) Issue C&W (England) New C&W (Bermuda) Benefit Mergers or Business Combinations •Mergers are generally not available •Business combinations effected pursuant to a scheme of arrangement requiring approval by a majority in number who represent 75% or more in value of the shares held by shareholders present and voting •Mergers available •No supermajority vote required for mergers under default Bermuda law •Greater flexibility to pursue mergers and other business combinations (with supermajority vote contemplated under the provision in the New C&W Bye-laws for business combinations which are not approved by the New C&W Board) Preference Shares •Under the Articles, the creation of a new class of preference shares would generally require shareholders to pass an ordinary resolutions. •In order to allot and issue any such preference shares, the Board would generally need to be authorized by an ordinary resolution and, to the extent that any such preference shares were to be issued on a non-pre-emptive basis, the Board would need to be authorized to disapply existing shareholders’ statutory pre-emption rights by a special resolution. •Preference shares may be issued by the Company in the future with such rights, preferences and designations as determined by the Board without further action by the Shareholders (under the provision in the New C&W Bye-laws we are proposing to implement) •Greater flexibility to create preference shares, consistent with common U.S. terms •Greater flexibility in capital raising, management and structuring. •Helps support long-term stability and growth, allowing proactive decision-making without requiring shareholder approval for each issuance Cushman & Wakefield 10

KEY LEGAL DIFFERENCES AND EXPECTED BENEFITS (CONT'D.)

Issue	C&W (England)	New C&W (Bermuda)	Benefit
Board Declassification	• Under the current Articles, Directors are divided into three classes, and directors in each class are elected every third year to serve three-year terms	• Shareholders would have the ability to vote on the election of the entire new C&W Board on an annual basis, which ability would be phased in gradually over a three-year period (under the provision in the New C&W Bye-laws we are proposing to implement)	• Greater director accountability to Shareholders
Removal of Directors Only for Cause	• Shareholders are permitted to remove a director by an ordinary resolution, with or without cause	• A director may be removed from office by Shareholders between Annual General Meetings only for cause by the affirmative vote of the Shareholders representing a majority of the New C&W Shares entitled to vote (under the provision in the New C&W Bye-laws we are proposing to implement)	• Greater stability for New C&W Board • Protects long-term strategic vision and prevents undue disruption caused by short-term interests or interpersonal conflict • Greater likelihood that experienced directors with familiarity with business operations will remain on the New C&W Board.
Pre-emption Rights	• Capital raising flexibility limited by statutory pre-emption rights on new equity issues for cash • Shareholders must waive application of pre-emption rights (75% of the votes cast); duration of approval is limited to a five-year or shorter period	• No statutory pre-emption rights	• Greater flexibility in capital raising, management and restructuring • Pre-emption rights are very rare for U.S. public companies as they can cause significant delays

Cushman & Wakefield 11

ABOUT CUSHMAN & WAKEFIELD Cushman & Wakefield (NYSE: CWK) is a leading global commercial real estate services firm for property owners and occupiers with approximately 52,000 employees in nearly 400 offices and 60 countries. In 2024, the firm reported revenue of $9.4 billion across its core service lines of Services, Leasing, Capital markets, and Valuation and other. Built around the belief thatBetter never settles, the firm receives numerous industry and business accolades for its award-winning culture. For additional information, visitwww.cushmanwakefield.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2025

CUSHMAN & WAKEFIELD PLC

By:	/s/ Noelle J. Perkins
Noelle J. Perkins
Executive Vice President, Chief Legal Officer & Secretary